Exhibit 10.1
AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT
     THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT, dated as of May 14, 2008 (this “Amendment”), is by and between Echo Therapeutics, Inc. (the “Company”) and Imperium Master Fund, Ltd. (“Imperium”). Capitalized terms used but not defined herein have the meanings given to them in the Registration Rights Agreement (as defined below).
     WHEREAS, Imperium is the holder of certain warrants to purchase shares of Common Stock that were issued by the Company to Imperium on March 24, 2008 (the “Warrants”);
     WHEREAS, the Company and Imperium are parties to that certain Registration Rights Agreement, dated as of March 24, 2008 (the “Registration Rights Agreement”), which provides, among other things, for the obligation of the Company to register under the Securities Act of 1933, as amended (the “Securities Act”), the Registrable Securities;
     WHEREAS, the Company has requested, and Imperium has agreed, to amend the Registration Rights Agreement to relieve the Company of its obligation to register the Registrable Securities in accordance with the deadlines set forth in the Registration Rights Agreement and instead provide Imperium with piggyback registration rights with respect to the Registrable Securities as further specified herein;
     NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, each of the Company and Imperium hereby agree as follows:
     1. Amendments.
          1.1 Section 2 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:
     (a) Piggyback Rights. If the Company shall file with the Commission a registration statement relating to an offering for the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other benefit plans), the Company shall include in such registration statement all or any part of the Registrable Securities that Imperium requests to be registered, subject to the same terms and conditions as those applicable to all of the other selling security holders who own shares of Common Stock included in such registration statement. Subject to paragraph (b) below, Imperium shall have an unlimited number of piggyback registration rights applicable to the registration statements filed by the Company from time to time.

     (b) Notwithstanding anything to the contrary provided herein, the Company shall have no obligation to provide for the registration of the Registrable Securities as of and following the date (i) on which all of the Registrable Securities eligible for resale have been sold pursuant to an effective registration statement or Rule 144 promulgated under the Securities Act, or (ii) on which all of the Registrable Securities may be immediately sold to the public under Rule 144(k) promulgated under the Securities Act or any successor provision (such registration period, the “Registration Period”).
          1.2 Section 3(i) of the Registration Rights Agreement is hereby deleted in its entirety.
     2. Miscellaneous.
          2.1 Imperium hereby represents and warrants to the Company that it is the sole beneficial and record owner of the Warrants and that Imperium has not assigned its rights to such Warrants and no person other than Imperium has a right to receive the Warrant Shares.
          2.2 The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.
          2.3 This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.
          2.4 This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Any executed signature page delivered by facsimile or e-mail transmission shall be binding to the same extent as an original executed signature page, with regard to any agreement subject to the terms hereof or any amendment thereto.
[Signatures on Following Page]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Registration Rights Agreement as of the date first-above written.

IMPERIUM MASTER FUND, LTD.		ECHO THERAPEUTICS, INC.

By:	/s/ Maurice Hryshko	By:	/s/ Patrick T. Mooney

Name:	Maurice Hryshko, Esq.	Name:	Patrick T. Mooney, M.D.
Title:	General Counsel	Title:	Chief Executive Officer
[Signature page to Amendment No. 1 to Registration Rights Agreement]